UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of
                        1934 (Amendment No.___________ )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12

                              IEC Electronics Corp.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.

      (3)   Filing party:

      (4)   Date filed:

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

                              IEC ELECTRONICS CORP.
                                105 NORTON STREET
                             NEWARK, NEW YORK 14513
                                  (315)331-7742

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  To Be Held On
                                January 25, 2006

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of IEC Electronics Corp. The meeting will be held on Wednesday, January 25, 2006 at 9:00 a.m. local time at our offices, 105 Norton Street, Newark, New York for the following purposes:

      1. To elect six (6) directors to serve until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The record date for the annual meeting is December 9, 2005. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Our transfer books will not be closed.

                                    By Order of the Board of Directors

                                    Martin S. Weingarten,
                                    Secretary

            DATED:   December 16, 2005
                     Newark, New York

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You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
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

                              IEC ELECTRONICS CORP.
                                105 NORTON STREET
                             NEWARK, NEW YORK 14513
                                  (315)331-7742

                                 PROXY STATEMENT
                     FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

      We are sending you this proxy statement and the enclosed proxy card because the board of directors of IEC Electronics Corp. ("IEC", the "Company", "we", "our", "us") is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders. We invite you to attend the annual meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Wednesday, January 25, 2006 at 9 a.m. local time at our office, 105 Norton Street, Newark, New York. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

      We are mailing this proxy statement, the accompanying proxy card, and our Annual Report to Stockholders for the fiscal year ending September 30, 2005 ("Fiscal 2005") on or about December 16, 2005 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

      Only stockholders of record at the close of business on December 9, 2005, the record date for the meeting, will be entitled to vote at the annual meeting. On November 28, 2005, there were 7,888,837 shares of common stock outstanding and entitled to vote.

      Stockholder of Record: Shares Registered in Your Name

      If on December 9, 2005, your shares of IEC common stock were registered directly in your name with our transfer agent, Mellon Investor Services, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

      Beneficial Owner: Shares Registered in the Name of a Broker or Bank

      t 6 0 If on December 9, 2005, your shares of IEC common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

      There is only one matter scheduled for a vote: the election of six directors to serve until the 2007 Annual Meeting of Stockholders. Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on.. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

      On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 9, 2005.

What is the quorum requirement?

      A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are present at the meeting. Your shares are counted as present at the meeting if:

      o     You are present and vote in person at the meeting; or

      o     You have properly submitted a proxy card.

      Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

      If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

      o To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

      o To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

      Beneficial Owner: Shares Registered in the Name of Broker or Bank

      If you hold your shares in "street name" and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

      You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the board of directors. You may vote "FOR", "AGAINST" or "ABSTAIN" on any other proposals.

      If you submit your proxy but abstain from voting or withhold authority to vote on one of more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

      If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors.

      If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be "broker non-votes" and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote under the rules applicable to a nominee holder. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. This effectively reduces the number of shares needed to approve the proposal, making it more likely that the proposal will be approved. Under rules applicable to a nominee holder, if your broker does not receive voting instructions from you, it is permitted to vote your shares on Proposal 1 (election of directors) in its discretion.

How many votes are needed to elect directors?

      Directors are elected by a plurality of the votes cast at the meeting in person or by proxy.

      This means that the six director nominees receiving the greatest number of votes will be elected as directors. Withheld votes, abstentions and broker non-votes will have no effect.

What if I return a proxy card but do not make specific choices?

      If you return a signed and dated proxy card without marking any voting selections, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the board of directors. The board recommends that you vote for election of the nominated state of directors (see Proposal 1).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

Can I change my vote after submitting my proxy?

      Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

      o You may submit another properly completed proxy card with a later date.

      o You may send a written notice that you are revoking your proxy to Secretary, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.

      o You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

      If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the annual meeting?

      Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter ending March 31, 2006.

What does it mean if I receive more than one proxy card?

      If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

      IEC will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year's annual meeting?

      At our annual meeting each year, our board of directors submits to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

      Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the "Commission"). To be considered for inclusion in next year's proxy materials, you must submit your proposal in writing by August 22, 2006 to our Secretary, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.

      In addition, our by-laws provide that a stockholder may present from the floor a proposal that is not included in the proxy statement if the stockholder delivers written notice to our Secretary not less than 90 days prior to the date of the meeting. The notice must set forth your name, address and number of shares of stock you hold, a representation that you intend to appear in person or by proxy at the meeting to make the proposal, a description of the business to be brought before the meeting, the reasons for conducting such business at the annual meeting, any material interest you have in the proposal, and such other information regarding the proposal as would be required to be included in a proxy statement. We have received no such notice for the 2006 annual meeting. For the 2007 Annual Meeting of Stockholders, written notice must be delivered to our Secretary at our principal office, 105 Norton Street, Newark, NY 14513, no later than October 27, 2006.

      Our by-laws also provide that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of such intent to our Secretary. The notice must be delivered not less than 90 days before the date of a meeting of stockholders. The notice must set forth your name and address and number of shares of stock you own, the name and address of the person to be nominated, a representation that you intend to appear in person or by proxy at the meeting to nominate the person specified in the notice, a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by such stockholder, the nominee's business address and experience during the past five years, any other directorships held by the nominee, the nominee's involvement in certain legal proceedings during the past five years and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a director if elected. We have received no such notice for the 2006 Annual Meeting. For the 2007 Annual Meeting of Stockholders, written notice must be delivered to our Secretary at our principal office, 105 Norton Street, Newark, NY 14513, no later than October 27, 2006.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows the amount of IEC's common stock beneficially owned as of November 28, 2005 by (i) each person who is known by us to beneficially own more than 5% of our common stock, (ii) each of our directors and director nominees, (iii) each of our executive officers named in the Summary Compensation Table, and (iv) all of our directors, director nominees and executive officers as a group. The information as to each person has been furnished by such person, and, except as noted, each person named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned.

                                                                Shares        Percent of Shares
                    Name of                                  Beneficially      Beneficially
               Beneficial Owner                                Owned(1)           Owned(1)
---------------------------------------------             ----------------   -------------------
David J. Beaubien*                                             85,420 (2)          1.08%
W. Barry Gilbert*                                             329,782 (3)          4.06%
Robert P. B. Kidd*                                            106,576 (2)          1.35%
Eben S. Moulton*                                              359,186 (2)          4.54%
James C. Rowe*                                                401,533 (4)          5.07%
Justin L. Vigdor*                                             236,381 (2)          2.99%
Jerold L. Zimmerman**                                          35,000 (5)            +
Brian H. Davis                                                 65,000 (6)            +
Donald S. Doody                                                 30,000(7)            +
Jeffrey T. Schlarbaum                                          117,000(8)          1.46%
All directors, director nominees and                        1,765,878 (9)          20.97%
executive officers as a group (10 persons)

            *     Current member of board of directors of IEC
            **    Nominee to the board of directors
            +     Less than 1%

      (1) The number and percentage of shares beneficially owned are based on 7,888,837 shares outstanding and entitled to vote on November 28, 2005, adjusted as required by rules promulgated by the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock issuable pursuant to options held by that person that are currently exercisable or exercisable within 60 days of November 28, 2005 ("options currently exercisable") are deemed to be outstanding and beneficially owned by the person holding the options. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

      (2)   Includes 27,334 shares subject to options currently exercisable.

      (3) Includes 103,782 shares held by Mr. Gilbert's wife and 224,000 shares subject to options currently exercisable.

      (4) Includes 276,231 shares held by Mr. Rowe's 401(k) plan, 78,600 shares held by a family trust for which Mr. Rowe is sole trustee and may be deemed a beneficial owner, and 27,334 shares subject to options currently exercisable.

      (5)   Includes 35,000 shares owned by Mrs. Jerold L. Zimmerman.

      (6)   Includes 45,000 shares subject to options currently exercisable.

      (7)   Includes 25,000 shares subject to options currently exercisable.

      (8) Includes 17,000 shares held by Mr. Schlarbaum's wife in her 401(k) plan and 100,000 shares subject to options currently exercisable.

      (9)   Includes 530,670 shares subject to options currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission reports of ownership and changes in ownership of common stock and our other equity securities. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

      SEC regulations require the Company to identify any one who filed a required report late during the most recent fiscal year. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 2005, we believe that, during Fiscal 2005, all of our directors and executive officers complied with the reporting requirements of Section 16(a), except that each of Messrs. Beaubien, Kidd, Moulton, Rowe and Vigdor filed a late Form 4 (by one day) to reflect a board meeting fee payable in stock and Mr. Moulton also filed two late reports (by four days and three days, respectively), each report covering one transaction.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      The number of directors is established by the board and is currently fixed at seven. Dermott O'Flanagan, who was elected as a director at the last annual meeting, resigned from the board effective as of April 11, 2005 because of a potential conflict of interest. His seat has not been filled and accordingly there are currently six persons on the board.

      Robert P.B. Kidd, who currently serves as a director, will retire from the board at the upcoming annual meeting, pursuant to the Company's retirement policy for directors, and therefore is not being nominated for reelection. Mr. Kidd has served as a director since the formation of IEC in 1966 and the Company is indebted to him for his 39 years of service and support.

      At this annual meeting, six persons will be nominated as directors. All the nominees for director, except for Jerold L. Zimmerman, are incumbent directors and were elected at the last annual meeting. Dr. Zimmerman is being nominated as a director for the first time.

      Following the annual meeting, there will remain one vacancy on the board. The board intends to consider potential candidates to fill the vacancy and, accordingly, has not taken any action to reduce the size of the board.

      It is intended that the accompanying proxy will be voted in favor of the six persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

      For the election of directors, only proxies and ballots marked "FOR all nominees", "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; votes that are withheld are excluded entirely from the vote and will have no effect. Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the six nominees will be elected if they receive more affirmative votes than any other nominees.

      The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director's death, resignation or removal.

      The Board of Directors unanimously recommends a vote FOR the election as directors the nominees listed below.

Nominees for Election as Directors

      The names of the nominees, their ages as of December 9, 2005, and certain information about them are set forth below.

      David J. Beaubien, 71, a director since October 1990, has been a director and chairman of Yankee Environmental Systems, Inc., Turners Falls, Massachusetts, a manufacturer of Solar Radiation Monitoring Instruments, since 1990. Prior thereto, he was Senior Vice President of EG & G, Inc., Wellesley, Massachusetts, a manufacturer of Scientific Instruments and manager of U.S. Government facilities from 1967 until his retirement in January 1991. He is also an independent director of the UBS Global Asset Management Mutual Funds, New York, New York.

      W. Barry Gilbert, 59, has served as our Chief Executive Officer since January 2004 and served as Acting Chief Executive Officer from June 2002 until that time. He has been a director of the Company since February 1993 and Chairman of the Board since February 2001. He is also an adjunct faculty member at the William E. Simon Graduate School of Management of the University of Rochester. From 1991 until 1999, he was President of the Thermal Management Group of Bowthorpe Plc. (now known as Spirent Plc) of Crawley, West Sussex, England. Prior to that time he was corporate Vice President and President, Analytical Products Division of Milton Roy Company, a manufacturer of analytical instrumentation. Mr. Gilbert is also on the advisory boards of several privately-held companies.

      Eben S. Moulton, 59, a director since November 1992, has served as President of Seacoast Capital Corporation, Danvers, Massachusetts, an investment firm, since 1994 and as President of Signal Capital Corporation, Danvers,

Massachusetts, a financial services corporation, since 1988. Mr. Moulton is a director of Seacoast Capital Corporation and Unitil Corporation, Hampton, New Hampshire, a utility company. He is also a director of several privately-held companies.

      James C. Rowe, 57, a director since January 7, 2000, has served as President of Rowe & Company LLC, Milwaukee, Wisconsin, a merchant banking firm, since April 1994. From April 1972 through March 1994, Mr. Rowe was a director and Vice President of Lubar & Co., Incorporated, Milwaukee, Wisconsin, a merchant banking firm. Mr. Rowe is a director of several privately held companies.

      Justin L. Vigdor, 76, is our Assistant Secretary and has served as a director since 1968. He has been an attorney since 1951 and is senior counsel to the law firm of Boylan, Brown, Code, Vigdor & Wilson, LLP, Rochester, New York, our counsel.

      Jerold L. Zimmerman, 58, is being nominated as a director for the first time. Dr. Zimmerman is the Ronald L. Bittner Professor of Business Administration at the William E. Simon School of Business Administration at the University of Rochester, where he has taught finance, accounting and economics since 1974. He has published numerous books and papers, and is a founding editor of the Journal of Accounting and Economics. Dr. Zimmerman has a Ph.D. in Business Administration from the University of California, Berkeley and a B.S. in Finance from the University of Colorado. He is a director of CPAC, Inc., Leicester, NY, and chairs that company's audit committee.

Information Regarding the Board and its Committees

Board Meeting and Attendance

      During Fiscal 2005, our board held four in-person regular meetings. In addition, the directors considered Company matters and had frequent communication with the chairman of the board and others apart from the formal meetings.

      During Fiscal 2005, each incumbent director attended 100% of the meetings of the board and more than 75% of the meetings of the committees upon which such director served.

Board Independence

      The board of directors has determined that each of our directors, except Mr. Gilbert, who is an executive officer of the Company, is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

Board Committees

      Our board has an audit committee, a compensation committee and an executive committee. We have no standing nominating committee; its functions are the responsibility of the executive committee.

      The audit committee oversees our corporate accounting and financial reporting processes. In Fiscal 2003, the audit committee recommended and the board approved an Amended and Restated Audit Committee Charter (the "Charter"). A copy of the Charter was included as an appendix to the Company's Proxy Statement for the annual meeting held on January 21, 2004. Pursuant to the Charter, the audit committee is responsible for the appointment, dismissal, compensation and oversight of our independent auditors, including the engagement of our auditors for the next fiscal year, the review with the independent auditors and approval of the plan of the auditing engagement, the review with the independent auditors of the results of their audit, the review of the scope and results of the evaluation of our procedures for internal auditing, the inquiry as to the adequacy of our internal accounting controls and our disclosure controls and procedures, the approval of audit and non-audit services to be provided to us by the independent auditors, and overseeing compliance matters for us. The audit committee also reviews with financial management and the independent auditors our annual report on Form 10-K and the interim financial statements prior to the filing of our quarterly reports on Form 10-Q. The audit committee also monitors compliance with our Code of Business Conduct and Ethics, our conflict of interest policy and our policy concerning trading in our securities. The minutes of audit committee meetings, as well as all of the recommendations of the audit committee, are submitted to the full board. In Fiscal 2005, the audit committee, whose current members are Messrs. Rowe (Chairman) and Kidd, held four meetings. Mr. O'Flanagan was a member of the audit committee until his resignation as a director on April 11, 2005. The board of directors in its business judgment has determined that each member of the audit committee is "independent" as defined in Rule 4200(a)(15) of the NASD listing standards and that Mr. Rowe qualifies as an audit committee financial expert in accordance with the applicable rules and regulations of the SEC.

      The compensation committee reviews and approves our compensation philosophy covering executive officers and other key management employees, reviews the competitiveness of our total compensation practices, reviews and approves the terms and conditions of proposed incentive plans applicable to executive officers and other key employees, approves and administers our stock option plans, reviews and makes recommendations with respect to management compensation, including salaries and bonus awards, examines the impact and effect of various benefits and incentive plans and reviews and recommends changes or amendments to such programs to the board, and reviews and approves hiring and severance arrangements with executive officers. In Fiscal 2005, the compensation committee held six meetings and acted by unanimous written consent three times. The current members of the compensation committee are Messrs. Beaubien (Chairman) and Moulton. Mr. O'Flanagan was a member of the compensation committee until his resignation as a director on April 11, 2005.

      The executive committee exercises the powers of the board in the interval between regular meetings of the full board, performs the function of a nominating committee, and performs various corporate governance functions. In Fiscal 2005, the executive committee, whose current members are Messrs. Moulton (Chairman), Gilbert, Rowe and Vigdor, held one regular meeting and several informal telephonic meetings. The executive committee has prepared a written charter which will be submitted to the board for approval at its next regular meeting. Upon approval, the charter will be added to our website.

Nominating Process

      Nominations of persons for election to our board may be made at a meeting of stockholders only (i) by or at the direction of the board or (ii) by any stockholder who has complied with the notice procedures set forth in our bylaws and in the section entitled "Questions and Answers About This Proxy Material and Voting - When are stockholder proposals due for next year's annual meeting?". In addition, stockholders who wish to recommend a prospective nominee for the executive committee's consideration should submit the candidates' name and qualifications to Secretary, IEC Electronics Corp., 105 Norton St., Newark, NY 14513.

Compensation of Directors

      In Fiscal 2005, each incumbent non-employee director received the following compensation:

      o     An annual retainer fee of $8,000, payable in cash.

      o A board meeting fee of $1000 for every board meeting attended, payable in stock; in Fiscal 2005, there were four such meetings; no fees are paid for telephonic board meetings.

      o     Reimbursement for expenses incurred in attending board meetings.

      In addition, the chairman of the audit and compensation committees each received an additional $3,000.

      In Fiscal 2005, an aggregate of $66,000 was paid to the incumbent non-employee directors in cash and shares of common stock. In addition, Mr. O'Flanagan received an aggregate of $5,000 in cash and shares of common stock as director's compensation for that portion of Fiscal 2005 in which he was a director.

      All of our directors, except Mr. Gilbert, are non-employee directors. Mr. Gilbert is not compensated for his service on the board or on committees of the board.

      The fees for the first quarter of Fiscal 2003 together with the fees for Fiscal 2002, which had not previously been paid to the non-employee directors, were deferred by the directors and were evidenced by our promissory notes dated in December 2002. These deferred fees are payable in twenty-four equal monthly installments, which commenced in January 17, 2003. In Fiscal 2005, the non-employee directors received an aggregate of $10,506 pursuant to this payment arrangement.

      Our 2001 Stock Option and Incentive Plan (the "2001 Plan") authorizes the granting of non-statutory stock options to the non-employee directors in such amounts and at such times as may be determined by the board of directors. Pursuant to the 2001 Plan, a non-statutory stock option ("NSO") for 5,000 shares was granted to each of the non-employee directors on January 19, 2005 at an exercise price of $0.59 per share (the fair market value of our shares on the date of grant). Said NSOs vest in three equal installments on July 19, 2005, January 19, 2006 and January 19, 2007, respectively, and terminate on January 18, 2010.

      In Fiscal 2005, the Board of Directors approved the acceleration of vesting of most out-of-the-money stock options held by directors, executive officers and employees. See "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION - Equity Based Incentives".

Corporate Governance and Related Matters

Code of Ethics

      For a number of years, we have had, in one form or another, a code of ethics for our employees, officers and directors. During Fiscal 2004, we adopted a revised version of our code of ethics, the Code of Business Conduct and Ethics, which applies to all of our directors, officers (including our Chief Executive Officer, Chief Financial Officer and other senior financial officers) and employees. In Fiscal 2004, we also adopted a whistleblower policy.

      We make available to the public various corporate governance information on our website (www.iec-electronics.com) under "Investor Relations - Corporate Governance". Information on our website includes our Code of Business Conduct and Ethics, the Audit Committee Charter, and our Whistleblower Policy. Information regarding any amendments to, or waiver from, the Code of Business Conduct and Ethics will also be posted on our website.

Communications with the Board of Directors

      Although we do not have a formal policy regarding communications with the board of directors, stockholders and other parties may communicate directly with the board of directors by addressing communications to:

            [Name of director(s) or Board of Directors]
            IEC Electronics Corp.
            c/o Secretary
            105 Norton Street
            Newark, NY 14513

Director Attendance at Annual Meetings

      We typically schedule a board of directors meeting in conjunction with our annual meeting of stockholders and, while we do not have a formal policy regarding attendance at annual meetings, we as a general matter expect that the directors will attend the annual meeting. Each of our incumbent directors attended the 2005 Annual Meeting of Stockholders.

                         EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

      The following table shows for the fiscal years ended September 30, 2005, 2004 and 2003, compensation awarded or paid to, or earned by, (i) our Chief Executive Officer, and, (ii) each of our other three executive officers (collectively, the "Named Executive Officers").

                                                          SUMMARY COMPENSATION TABLE
                                                                                                            All Other
                                               Annual Compensation             Long-Term Compensation    Compensation($)
                                               -------------------             ----------------------    ---------------
                                                                                        Awards

                                                                                      Securities
Name & Principal                                                      Other Annual    Underlying
Position                         Year     Salary($)    Bonus($)          ($)(2)       Options(#)
--------                         ----     ---------    --------          ------       ----------
W. Barry Gilbert (a)             2005   $    176,460         --                 --        100,000             --
 Chief Executive
Officer                          2004        127,577         --                 --             --             --
 & Chairman of the
Board                            2003        118,501   $ 57,500                 --        375,000             --
Brian H. Davis (b)               2005   $    138,733         --                 --         60,000             --
 Vice President, Chief           2004        118,538   $ 30,000 (1)             --         35,000             --
 Financial Officer &
Controller                       2003         55,288      4,000                 --         40,000             --
Jeffrey T. Schlarbaum
(c)                              2005   $    176,955         --       $     49,595        150,000             --
 Vice President of
Sales and                        2004         70,615   $ 30,000 (1)             --        100,000             --
 Marketing
Donald S. Doody (d)              2005   $    130,440   $ 36,000 (1)   $     21,592        160,000             --
Vice President of
Operations

(1) These amounts represent sign-on bonuses awarded to the named individuals pursuant to their respective hiring arrangements. No incentive awards were granted to any of the Named Executive Officers in Fiscal 2005 or Fiscal 2004.

(2) Except as noted above, none of the Named Executive Officers received personal benefits in excess of the lesser of $50,000 or 10% of such individual's reported salary and bonus for Fiscal 2005, 2004 and 2003. The amount reported for Mr. Schlarbaum for Fiscal 2005 represents $43,595 for the payment of relocation expenses and $6,000 as an automobile allowance. The amount reported for Mr. Doody for Fiscal 2005 represents payment of relocation expenses.

(a) Mr. Gilbert was elected Chief Executive Officer on January 21, 2004, having served as Acting Chief Executive Officer since June 2002. He has been Chairman of the Board since February 2001.

(b) Mr. Davis joined us in March 2003 as Vice President, Chief Financial Officer and Controller.

(c)   Mr. Schlarbaum joined us in May 2004 as Vice President of Sales and
      Marketing.

(d)   Mr. Doody joined us in November 2004 as Vice President of Operations.

Options and Stock Appreciation Rights
 We grant options to our officers and employees under our 2001 Stock Option and Incentive Plan. The following tables show for the fiscal year ended September 30, 2005, certain information regarding options granted to, exercised by and held at year-end by the Named Executive Officers.

                                                OPTION GRANTS IN FISCAL 2005
                                                                                        Potential Realizable
                                                                                                 Value
                                                                                          at Assumed Annual
                                                                                                 Rates
                                                                                            of Stock Price
                                                                                             Appreciation
                                           Individual Grants                              for Option Term (1)
           --------------------------------------------------------------------------   ---------------------
                        Number of           Percent of Total
                       Securities          Options Granted to Exercise or
                   Underlying Options          Employees in    Base Price  Expiration
           Name        Granted (#)            Fiscal 2005(2)  ($/Share)(3)   Date(4)        5% ($)   10% ($)
           ----        -----------            --------------  ------------   -------        ------   -------
W. Barry Gilbert         100,000                 16.313%          $0.55      7/12/11        $18,705  $42,436
Brian H. Davis           60,000                   9.788%          $0.53      5/10/11        $10,815  $24,536
Jeffrey T.
Schlarbaum               150,000                 24.470%          $0.53      5/10/11        $27,038  $61,339
Donald S. Doody          110,000                 17.945%          $0.53      5/10/11        $19,828  $44,982
                         50,000                   8.157%           0.51     11/14/11        $ 8,672  $19,675

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on our shares over the term of the options. This hypothetical value is based entirely on assumed annual growth rates of 5% and 10% in the value of our stock price over the term of the options granted in Fiscal 2005. The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the our future performance and prospects. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over various periods.

(2) Percentage indicated is based upon a total of 613,000 options granted to employees, including the Named Executive Officers.

(3) The option exercise price per share is 100% of the fair market value of our shares on the date of grant and may be paid in our shares which are owned by the executive officer, in cash, or by a combination of these methods.

(4) Each of the options to Messrs. Gilbert, Davis, Schlarbaum and Doody (except the option to Mr. Doody for 50,000 shares) is a performance-based option and vests on the attainment of certain net sales and net income performance goals. See "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION - Equity Based Incentives". The option to Mr. Doody for 50,000 shares vests in four equal annual installments commencing on the date of grant (11/15/04).

                                           AGGREGATED OPTION EXERCISES IN FISCAL 2005 AND
                                               FISCAL 2005 YEAR-END OPTION VALUES
                                                                                            Value of
                                                                                           Unexercised
                                                    Number of Securities Underlying        In-the-Money
                                                          Unexercised Options               Options At
                                                        At September 30, 2005 (#)    September 30, 2005 ($) (1)
                                                        -------------------------    --------------------------
                 Shares Acquired
                       on              Value
       Name       Exercise (#)      Realized ($)      Exercisable   Unexercisable    Exercisable  Unexercisable
       ----       ------------      ------------      -----------   -------------    -----------  -------------
W. Barry Gilbert         0                0               224,000         265,000        $68,350   $ 19,000

Brian H. Davis         20,000          $5,800              45,000          70,000       $ 5,300    $ 17,900
Jeffrey T.
Schlarbaum               0                0               100,000         150,000          -0-     $ 31,500

Donald S. Doody          0                0                12,500         147,500       $ 2,875    $ 31,725

      (1) The closing price for our shares as reported in the Over the Counter Bulletin Board on September 30, 2005 was $0.74. Value is calculated on the basis of the difference between the option price and $0.74 multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the shares subject to the option exceeds the option price.

Securities Authorized for Issuance under Equity Compensation Plans

      The following table sets forth information concerning the Company's equity compensation plans as of September 30, 2005.

                                                                                       Number of securities
                                                                                       remaining available for
                           Number of Securities to be                                  future issuance under
                           issued upon exercise of       Weighted-average exercise     equity compensation plans
                           outstanding options,          price of outstanding          (excluding securities reflected in
    Plan Category          warrants and rights           options, warrants and rights  column (a))
    -------------          -------------------           ----------------------------  ----------------------------------
                                   (a)                                (b)                            (c)
Equity compensation plans
approved by security holders
                                1,626,129                            $0.74                         464,497
Equity compensation plans
not approved by security            --                                N/A                            --
holders
Total                           1,626,129                            $0.74                         464,497

Employment, Severance and Change in Control Arrangements

      In November 2004, IEC entered into an Offer Letter Agreement with Donald
S. Doody pursuant to which he was employed as Vice President of Operations, received an initial base annual salary of $140,000, a hiring bonus of $36,000, and an initial grant of 50,000 options. In addition, we agreed to reimburse Mr. Doody for certain relocation expenses. The Agreement also contains a provision relating to non-competition. Mr. Doody's employment with IEC is "at will" and may be terminated by us at any time, with or without cause.

      We do not have any employment, severance or change in control arrangements with any of the Named Executive Officers, except that in the Offer Letter Agreement with Brian Davis, dated March 2003, we agreed that if we terminate Mr. Davis' employment without cause, we will pay Mr. Davis his current base salary and health benefits for a period of six months. In addition, our 2001 Stock Option and Incentive Plan provides that upon a change in control, unless the board otherwise determines, all outstanding options will immediately become fully vested and exercisable.

Certain Transactions

      Justin L. Vigdor, a director and our Assistant Secretary, is senior counsel to Boylan, Brown, Code, Vigdor & Wilson, LLP, and Martin S. Weingarten, our Corporate Secretary, is of counsel to that firm, which provided legal services to us in Fiscal 2005.

      We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for in those agreements, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as one of our directors, officers or other agents, and otherwise to the fullest extent permitted under Delaware law and our bylaws.

      Any transactions we enter into with our officers, directors, affiliates or controlling stockholders will be on terms no less favorable than could be obtained from unaffiliated third parties, and must be approved by a majority of our directors, including a majority of our independent disinterested directors.

CORPORATE PERFORMANCE GRAPH

      The following graph and table show a comparison of cumulative total stockholder return for our common stock, the NASDAQ Market Index and a Peer Group Index for the year indicated as prescribed by SEC rules.

                    COMPARISON OF CUMULATIVE TOTAL RETURN (1)
                          AMONG IEC ELECTRONICS CORP.,
                  NASDAQ MARKET INDEX AND PEER GROUP INDEX (2)

                               [GRAPHIC OMITTED]

                       2000              2001          2002          2003          2004               2005

      Company         100.00            33.91          4.78         52.54         33.43              35.34
      NASDAQ          100.00            40.81         31.91         48.65         51.65              58.58
      Peer Index      100.00            30.20         14.21         29.90         26.67              27.97

(1) Assumes $100 invested on September 30, 2000, in our common stock, the NASDAQ Market Index, and our constructed Peer Group Index.

(2) We constructed a Peer Group consisting of Solectron Corp., Sanmina-SCI Corporation, Plexus Corp., and Benchmark Electronics Inc.

The information contained in the above Performance Graph and table shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

                REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
                     OF DIRECTORS ON EXECUTIVE COMPENSATION

      The compensation committee is comprised of Messrs. Beaubien and Moulton. Mr. O'Flanagan was a member of the Compensation Committee until his resignation as a director on April 11, 2005. The committee is responsible for setting and administering policies governing compensation of executive officers.

      The goals of our compensation policy are (i) to support the attainment of our long and short-term strategic and financial objectives; (ii) to provide a competitive total compensation program that enables us to attract, motivate and retain the key executives needed to accomplish our goals; (iii) to provide variable compensation opportunities that are directly related to our performance; (iv) to align executive compensation with growth in stockholder value; and (v) to recognize and reward executives for their contributions and commitment to our growth and profitability. We believe this policy is generally best accomplished by providing a competitive total compensation package, a significant portion of which is variable and at risk and related to established performance goals.

      To assist us in developing and maintaining a competitive level of compensation, we periodically utilize the services of an independent compensation consultant who provides us with an analysis of compensation information for companies similar in size and in our industry. We engaged such consultants in Fiscal 2003 and Fiscal 2005.

      Our compensation program for executive officers is comprised of the following key elements: base salary, annual cash incentives and equity based incentives. Salary and annual incentive payments are mainly designed to reward current and past performances. Equity based incentives are primarily designed to provide strong incentives for long-term future performance. The components of the compensation program for executives are described below.

Base Salary

      Base salaries and increases for executive officers, other than for the Chief Executive Officer, are determined by the Chief Executive Officer within the guidelines established by the committee and are based upon the officer's current performance, experience, the scope and complexity of his position and the external competitive marketplace for comparable positions at peer companies. Base salaries are normally reviewed annually. In structuring the compensation package, it has been our policy to emphasize bonuses based upon our performance rather than increases in base salary. Accordingly, the base salaries of the executive officers generally remain below the market median. The base salaries for Messrs. Schlarbaum and Doody reflect the rates set forth in their respective offer letters. For the compensation paid to the Named Executive Officers in Fiscal 2005, see "EXECUTIVE OFFICER COMPENSATION - Summary Compensation Table".

Annual Incentive

      A substantial portion of each executive officer's compensation is variable and tied to Company performance. The board adopted a new Management Incentive Plan ("MIP") for Fiscal 2005 which was based upon the achievement of a certain minimum net income and the attainment of certain performance goals based upon certain measurements: On Time Delivery, Net Income, Return on Net Assets, Sales, Inventory Turns and Gross Profits. Since the Company did not meet its performance targets for Fiscal 2005, no bonus payments were made under the MIP. In accordance with the terms of his offer letter, Mr. Doody received a hiring bonus of $36,000 in Fiscal 2005.

Equity Based Incentives

      The committee strongly believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Executive officers and other key employees receive grants of stock options pursuant to our 2001 Stock Option and Incentive Plan. Stock option grants are discretionary and reflect the current performance and continuing contribution of the individual to our success. The committee is responsible for determining, subject to the terms of the Plan, the individuals to whom grants should be made, the time of grants and the number of shares subject to each option. Stock options are granted with an exercise price equal to the fair market value of our shares on the day of grant. Any value received by the executive from an option grant depends completely upon increases in the price of our shares. Consequently, the full value of an executive's compensation package cannot be realized unless an appreciation in the price of the shares occurs over a period of years.

      There is no established grant cycle for executive officers; rather, option grants are made on an intermittent basis reflecting a discretionary assessment of future contributions to our longer term growth and the need to provide a competitive retention incentive.

      After assessing comparative compensation information and reviewing the recommendations from an independent compensation consultant, the committee and the board, believing it essential to establish a long-term retention policy and to align IEC's executive officers with the interests of IEC's stockholders, granted Challenge Award stock options in Fiscal 2005 to the Named Executive Officers and certain other key employees. The Challenge Award stock options are issued under our 2001 Stock Option and Incentive Plan and are performance-based options that vest upon attainment of certain net sales and net income performance goals, rather than on the basis of time. In addition, shares acquired upon the exercise of a Challenge Award stock option are subject to a restriction on transfer. For the stock option grants, including Challenge Award stock options, made to the Named Executive Officers in Fiscal 2005, see "EXECUTIVE OFFICER COMPENSATION - Option Grants in Fiscal 2005".

      During Fiscal 2005, the board of directors approved the acceleration of vesting of most out-of-the-money stock options held by executive officers, directors and employees. An option was considered out-of-the-money if the stated option exercise price was $0.90 or higher. As a result, options to purchase 184,000 shares of common stock became exercisable immediately. The board took this action in light of certain new accounting regulations, believing that it was in the best interests of the Company's stockholders as it will reduce the Company's reported compensation expense in future periods. In addition, because these options have exercise prices in excess of current market values (closing price on the date of the board action was $0.65), they are not achieving their original objectives of incentive compensation and employee retention. Shares received upon the exercise of accelerated options are subject to the restriction that they may not be sold or otherwise transferred prior to the earlier of the original vesting date set forth in the option or the termination of employment or service of the individual.

Chief Executive Officer Compensation

      Effective upon Mr. Gilbert's appointment as Acting Chief Executive Officer on June 6, 2002, the board established his salary at the annual rate of $130,000. In accordance with the salary reductions effective for all employees as of July 12, 2002, Mr. Gilbert's salary was likewise reduced to an annual rate of $118,501. There was no change in Mr. Gilbert's base salary in Fiscal 2003. Upon his election as Chief Executive Officer in January 2004, the board increased Mr. Gilbert's salary to $157,000. In December 2004, noting that Mr. Gilbert's salary was still significantly below the median base salary for chief executive officers in companies similar in size to IEC and in the same industry, the Board increased Mr. Gilbert's salary to an annual rate of $200,000. Based upon the report from our outside compensation consultant in Fiscal 2003, Mr. Gilbert's salary rate in Fiscal 2005 is approximately 4% less than what was the market median in 2003.

      Since the Company did not meet the performance targets set forth in the MIP, no bonus was paid to Mr. Gilbert in Fiscal 2005. In July 2005, Mr. Gilbert was granted a Challenge Award stock option for 100,000 shares of common stock at an exercise price of $0.55, the fair market value of our common stock on the date of grant. The Challenge Award stock option is a performance-based option that vests upon attainment of certain net sales and net income performance goals, rather than on the basis of time. See "EXECUTIVE OFFICER COMPENSATION - Option Grants in Fiscal 2005".

      As noted above, in Fiscal 2005, the board of directors approved the acceleration of vesting of most out-of-the-money stock options. However, an out-of-the-money stock option held by Mr. Gilbert, where vesting is based on certain performance criteria, was not accelerated by the board because the board believed that the existing stated performance criteria should be met before any of such options were accelerated.

      Mr. Gilbert receives no extra remuneration as a director or as chairman of the board.

Tax Considerations

      Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to the Named Executive Officers to $1,000,000 each. However, compensation is exempt from this limit if it qualifies as "performance based compensation." The committee has carefully considered the impact of this tax code provision and our normal practice is to take such action as is necessary to preserve our tax deduction. Our 2001 Stock Option and Incentive Plan complies with the provisions of Section 162(m). Accordingly, any gains realized upon the exercise of stock options granted under the Plan will qualify as "performance-based compensation" and will be fully deductible by us. We believe that all of our compensation expense for Fiscal 2005 will be deductible for federal income tax purposes.

      Although we will continue to consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments are not deductible under Section 162(m). It is not expected that the compensation of any executive officer will exceed $1,000,000 in Fiscal 2006.

                                                Compensation Committee:
                                                David J. Beaubien, Chairman
                                                Eben S.Moulton

The information contained in the above Compensation Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

Compensation Committee Interlocks and Insider Participation

      The members of the compensation committee consist of Messrs. Beaubien (Chairman) and Moulton. Each member is a non-employee director and does not have any direct or indirect material interest in or relationship with us outside of his position as director.

                             AUDIT COMMITTEE REPORT

Membership and Role of Audit Committee

      The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. The audit committee is comprised of Messrs. Rowe and Kidd. Mr. O'Flanagan was a member of the Audit Committee until his resignation as a director on April 11, 2005. The Audit Committee operates pursuant to a written charter adopted by the board of directors which was amended and restated in August 2003 and may be found on our public website www.iec-electronics.com under the "Investor Relations-Corporate Governance" section. We believe that each of the members of the audit committee is independent as defined by applicable laws and regulations.

      Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes on behalf of the board. The members of the audit committee are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management and the independent auditors.

      Review of our Audited Financial Statements

      In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

      The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors' independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors' independence.

      The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

      In reliance on the reviews and discussions referred to above, the audit committee recommended to our board of directors (and our board has approved) that our audited financial statements for the fiscal year ended September 30, 2005 be included in the Annual Report on Form 10-K for the year ended September 30, 2005 for filing with the Securities and Exchange Commission.

                                                Audit Committee:
                                                James C. Rowe, Chairman
                                                Robert P.B. Kidd

The information contained in the above Audit Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Rotenberg & Co., LLP has been IEC's public accountant since May 2002 and the audit committee has selected Rotenberg & Co., LLP as our independent auditors for Fiscal 2005.

      The audit committee has determined that the rendering of non-audit services by Rotenberg and Co., LLP is compatible with maintaining the auditor's independence.

      A representative of Rotenberg & Co., LLP is expected to attend the annual meeting, will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions from stockholders.

      Fees paid to Rotenberg & Co., LLP

      The following table shows the fees that were billed by Rotenberg & Co., LLP for professional services rendered in Fiscal 2005 and Fiscal 2004.

                                    Fiscal    Fiscal
                                     2005      2004

Audit Fees                          $69,000   $69,500
Audit-Related Fees                   18,000       -0-
Tax Fees                              7,000     8,000
All Other Fees                        5,200     5,200
                                    -------   -------
                                    $99,200   $82,700

      Total Rotenberg & Co., LLP Fees

      Audit Fees primarily represent amounts billed for the audit of our annual consolidated financial statements for such fiscal years and the reviews of the financial statements included in our Form 10-Q quarterly reports for such fiscal years.

      Audit-Related fees for Fiscal 2005 are related to the review of internal control documentation and compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

      Tax fees consist of professional services rendered by Rotenberg & Co., LLP primarily in connection with IEC's tax compliance activities and the preparation of federal and state income tax returns.

      All Other Fees in Fiscal 2005 and Fiscal 2004 are for audit services related to our 401(k) plan.

                                 OTHER MATTERS

      The board of directors knows of no other matters that will be presented for consideration at the annual meeting, but if other matters properly come before t 6 0 the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

                                         By Order of the Board of Directors

                                         Martin S. Weingarten,
                                         Secretary

            DATED:   December 16, 2005
                     Newark, New York

--------------------------------------------------------------------------------
We will make available at no cost, upon your written request, a copy of our annual report on Form 10-K for the Fiscal Year ended September 30, 2005 (without exhibits) as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing. Written requests should be made to: Brian H. Davis, Vice President and Chief Financial Officer, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.
--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED     Please Mark Here
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED    for Address Change
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY    or Comments          |_|
WILL BE VOTED FOR ELECTION OF THE NOMINEES FOR      SEE REVERSE SIDE
SPECIFIED IN THE PROXY STATEMENT.

1. Election of seven (6) directors                 FOR                     WITHHOLD AUTHORITY          2. Transaction of such
                                           all nominees listed                 to vote for                other business as may
                                           to the left (except       all nominees listed to the left      properly come before
01 David J. Beaubien                   as marked to the contrary)                  |_|                    the meeting or any
02 W. Barry Gilbert                                |_|                                                    adjustments thereof.
03 Eben S. Moulton
04 James C. Rowe
05 Justin L. Vigdor
06 Jerold L. Zimmerman




(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, PLEASE STRIKE A LINE THROUGH THE
NOMINEE'S NAME IN THE LIST ABOVE.)
                                                                         THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                                                    BOARD OF DIRECTORS.

                                                                 Dated:
                                                                        -------------------------------------------------------

                                                                 --------------------------------------------------------------
                                                                 Signature

                                                                 --------------------------------------------------------------
                                                                 Signature

                                                                 IMPORTANT: Sign the Proxy exactly as your name or names
                                                                 appear on your Common Stock certificate; in the case of
                                                                 Common Stock held in joint tenancy, each joint tenant must sign. Fiduciaries should indicate their full titles and the capacity in which they sign. Please complete, sign, date and return this Proxy promptly in the enclosed envelope.

PROXY                                   PROXY                            PROXY

                              IEC ELECTRONICS CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                           WEDNESDAY, JANUARY 25, 2006

The undersigned, revoking all prior proxies, hereby appoints W. Barry Gilbert and Justin L. Vigdor, and either one of them with full power of substitution, as proxy or proxies to vote for the undersigned, in the name of the undersigned, all of the Common Stock of IEC Electronics Corp. (the "Company") of the undersigned, as if the undersigned were personally present and voting at the Company's Annual Meeting of Stockholders to be held at the office of the Company, 105 Norton Street, Newark, New York on January 25, 2006 at 9:00 a.m. (the "Annual Meeting"), and at any and all adjournments thereof, upon the following matters:

                  (Continued and to be signed on reverse side)



            You can now access your IEC Electronics account online.

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ServiceDirect(R) (ISD).

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account.

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o     Obtain a duplicate 1099 tax form

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